Exhibit 99.2

2 Disclaimer Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements concerning plans, estimates, calculations, forecasts and projections with respect to the anticipated future performance of the Company. These statements are often, but not always, identified by words such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would,” “annualized,” “target” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: interest rate risk, including the effects of changes in interest rates; effects on the U.S. economy resulting from the threat or implementation of, or changes to, existing policies and executive orders, including tariffs, immigration policy, regulatory or other governmental agencies, foreign policy, and tax regulations; fluctuations in the values of the securities held in our securities portfolio, including as the result of changes in interest rates; business and economic conditions generally and in the financial services industry, nationally and within our market area, including the level and impact of inflation, future monetary policies of the Federal Reserve in response thereto, and possible recession; the effects of developments and events in the financial services industry, including the large-scale deposit withdrawals over a short period of time that resulted in several bank failures; credit risk and risks from concentrations (by type of borrower, geographic area, collateral and industry) within the Company’s loan portfolio or large loans to certain borrowers (including commercial real estate loans); the overall health of the local and national real estate market; our ability to successfully manage credit risk; our ability to maintain an adequate level of allowance for credit losses on loans; new or revised accounting standards as may be adopted by state and federal regulatory agencies, the Financial Accounting Standards Board, Securities and Exchange Commission (the “SEC”) or Public Company Accounting Oversight Board; the concentration of large deposits from certain clients, including those who have balances above current Federal Deposit Insurance Corporation (the “FDIC”) insurance limits; our ability to successfully manage liquidity risk, which may increase our dependence on non-core funding sources such as brokered deposits, and negatively impact our cost of funds; our ability to raise additional capital to implement our business plan; our ability to implement our growth strategy and manage costs effectively; the composition of our senior leadership team and our ability to attract and retain key personnel; talent and labor shortages and employee turnover; the occurrence of fraudulent activity, breaches or failures of our or our third-party vendors’ information security controls or cybersecurity-related incidents, including as a result of sophisticated attacks using artificial intelligence and similar tools or as a result of insider fraud; interruptions involving our information technology and telecommunications systems or third-party servicers; competition in the financial services industry, including from nonbank competitors such as credit unions, “fintech” companies and digital asset service providers; the effectiveness of our risk management framework; the commencement, cost and outcome of litigation and other legal proceedings and regulatory actions against us; the impact of recent and future legislative and regulatory changes, domestic or foreign; risks related to climate change and the negative impact it may have on our customers and their businesses; the imposition of tariffs or other governmental policies impacting the global supply chain and the value of products produced by our commercial borrowers; severe weather, natural disasters, wide spread disease or pandemics, acts of war or terrorism or other adverse external events, including ongoing conflicts in the Middle East and the Russian invasion of Ukraine; potential impairment to the goodwill the Company recorded in connection with acquisitions; risks associated with our integration of First Minnetonka City Bank (“FMCB”), including the possibility that the merger may be more difficult or expensive to integrate than anticipated, and the effect of the merger on the Company’s customer and employee relationships and operating results; changes to U.S. or state tax laws, regulations and governmental policies concerning the Company’s general business, including changes in interpretation or prioritization of such rules and regulations; and any other risks described in the “Risk Factors” sections of reports filed by the Company with the SEC. The foregoing factors should not be construed as exhaustive and should be read together with the other cautionary statements include in this presentation. In addition, past results of operations are not necessarily indicative of future results. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company undertakes no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. Although the Company believes that such information is accurate and that the sources from which it has been obtained are reliable, the Company cannot guarantee the accuracy of, and has not independently verified, such information. Use of Non-GAAP financial measures In addition to the results presented in accordance with U.S. General Accepted Accounting Principles (“GAAP”), the Company routinely supplements its evaluation with an analysis of certain non-GAAP financial measures. The Company believes these non-GAAP financial measures, in addition to the related GAAP measures, provide meaningful information to investors to help them understand the Company’s operating performance and trends, and to facilitate comparisons with the performance of peers. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Reconciliations of non-GAAP disclosures to the comparable GAAP measures are provided in this presentation.

3 Safe Harbor Statement Safe Harbor Statement The information contained in this presentation is a summary and it is not complete. It has been prepared for use only in connection with the private placement (the “Placement”) of securities (the “Securities”) of Bridgewater Bancshares, Inc. (the “Company”), the holding company of Bridgewater Bank (the “Bank”). The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and are being offered in a private placement exempt from registration under the Securities Act and other applicable securities laws. As a result, the Securities may not be re-offered or re-sold absent registration or an applicable exemption from the registration requirements. The Securities are not deposits or accounts that are insured by the FDIC or any other government agency. The information in this presentation may not be reproduced or redistributed, passed on or divulged, directly or indirectly, to any other person and is subject to the letter agreement regarding confidentiality between the Company and the original recipient of this presentation. The Company reserves the right to request the return of this presentation at any time. This presentation is for informational purposes only and is being furnished on a confidential basis to a limited number of institutional accredited investors and qualified institutional buyers. Any such offering may be made only by a purchase agreement and the information contained herein will be superseded in its entirety by such purchase agreement. This presentation does not contain all of the information you should consider before investing in securities of the Company and should not be construed as investment, legal, regulatory or tax advice. Each potential investor should review the purchase agreement, make such investigations as it deems necessary to arrive at an independent evaluation of an investment in the securities mentioned in this presentation (including, without limitation, reviewing the information being provided by the Company concurrently with this presentation) and should consult its own legal counsel and financial, accounting, regulatory and tax advisors to determine the risks of such an investment prior to making an investment decision and should not rely on any information set forth in this presentation. The information contained in this presentation is being furnished solely for the purpose of enabling prospective investors to determine whether they wish to proceed with further investigation of the Company and the Placement. As it is a summary, such information is not intended to and does not contain all the information that you will require to form the basis of any investment decision. The information contained herein speaks as of the date hereof. Neither the delivery of this information or any eventual sale of the Securities shall, under any circumstances, imply that the information contained herein is correct as of any future date or that there has been no change in the Company’s business affairs described herein after the date hereof. Nothing contained herein is, or should be relied upon as, a promise or representation as to future performance. Neither the Company nor any of its affiliates undertakes any obligation to update or revise this presentation. The Company anticipates providing you with the opportunity to ask questions, receive answers, obtain additional information upon reasonable request and complete your own due diligence review concerning the Company and the Placement prior to entering into any agreement to purchase Securities. By accepting delivery of the information contained herein, you agree to undertake and rely upon your own independent investigation and analysis and consult with your own legal counsel and financial, accounting, regulatory and tax advisors regarding the Company and the merits and risks of an investment in the Securities, including all related legal, investment, tax and other matters. The Company shall not have any liability for any information included in this presentation or otherwise made available in connection with the Placement, except for liabilities expressly assumed by the Company in the definitive purchase agreement and the related documentation for each purchase of Securities. The information contained herein does not constitute an offer to sell or a solicitation of an offer to purchase the Securities described herein nor shall there be any sale of such Securities in any state or jurisdiction in which such an offer or solicitation is not permitted or would be unlawful. Each investor must comply with all legal requirements in each jurisdiction in which it purchases, offers, or sells the Securities, and must obtain any consent, approval or permission required by it in connection with the Securities or the Placement. The Company does not make any representation or warranty regarding, and has no responsibility for, the legality of an investment in the Securities under any investment, securities or similar laws. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, THE FDIC, OR ANY OTHER GOVERNMENT AGENCY, NOR HAS THE SEC, THE FDIC OR ANY OTHER GOVERNMENT AGENCY PASSED ON THE ADEQUACY OR ACCURACY OF THIS PRESENTATION. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. Certain of the information contained in this presentation may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information, however, and has not independently verified such information.

4 Table of Contents Terms of the Proposed Offering Bridgewater Bancshares, Inc. Overview Financial Highlights and Profitability Balance Sheet Composition and Trends Asset Quality Capital and Liquidity Appendix 1 2 3 4 5 6 7

5 1 Terms of the Proposed Offering

6 Terms of the Proposed Offering Issuer Security • Bridgewater Bancshares, Inc. (NASDAQCM: BWB) • Bank Holding Company Subordinated Notes Issuance Type • Regulation D Private Placement with Registration Rights Security Rating • BBB- / Stable Outlook (Kroll Bond Rating Agency) Offering Size • $75 Million Term / Maturity • 10 Years / 2035 Optional Redemption • 5-year non-call period, callable at par plus accrued but unpaid interest thereafter Interest Payments • 5-year fixed-rate, semi-annual interest payments; thereafter 5-year floating-rate, quarterly interest payments Covenants • Consistent with regulatory requirements for Tier 2 Capital Use of Proceeds • Redemption of $50 million of outstanding 5.25% Fixed-to-Floating Subordinated Notes due 2030 and general corporate purposes Lead Placement Agent Co-Placement Agents

7 2 Bridgewater Bancshares, Inc. Overview

8 The Finest Entrepreneurial Bank Company Overview Branch-Light Model in Attractive Twin Cities Market Name: Bridgewater Bancshares, Inc. Headquarters: St. Louis Park, MN Ticker: NASDAQCM: BWB; BWBBP Assets: $5.1 Billion Loans: $4.0 Billion Deposits: $4.2 Billion Shareholders’ Equity: $469.0 Million Serving a Commercial-Focused Client Base Track Record of Profitability, Growth and Efficiency • CRE lending • Acquisition financing • Construction lending • Affordable housing financing • Long-term multifamily financing • Leases • Commercial & business lending • Business / treasury management • SBA lending • 1-4 family rentals • Personal banking CRE, 31% Multifamily, 38% C&D, 4% Leases, 1% C&I, 13% 1-4 Family, 12% Consumer, 1% $4.0B Business and Personal Banking Commercial Banking Loan Balances • Founded in 2005 by a group of banking industry veterans and local business leaders • Continuous profitability since the third month of operations • Proven ability to generate strong organic growth in the Twin Cities • Expertise in commercial real estate with a focus in multifamily lending • Highly efficient operations with a branch-light model • Organizational focus on risk management with a long track record of superb asset quality Data as of March 31, 2025 BWB (9) Future BWB De Novo Branch Site (1) Twin Cities

A Culture-Driven Growth Story

BRIDGEWATER BANCSHARES, INC.

Truly Unconventional Culture

- Entrepreneurial spirit unlike the culture of a typical bank
- Modern headquarters with an open layout promoting team member and client collaboration
- An award-winning workplace culture
- Commitment to providing clients with quick answers, responsive support and simple solutions

Highly Efficient Business Model

- Branch-light model with a commercial real estate focus
- Efficient operating philosophy, including networking, banking tools and in-house expertise
- Relatively low levels of expenses as a percent of total assets
- Efficiency ratio consistently better than peer banks

Robust Balance Sheet Growth

- Long track record of generating robust organic loan growth
- Emphasis on commercial real estate and multifamily lending with an increased focus on affordable housing
- M&A-related market disruption has created client and talent acquisition opportunities to support loan and deposit growth
- Opportunistic acquirer following successful bank acquisition in 2024

Proactive Risk Management

- Invest in scaling the risk management function to address emerging risks and support longer term growth outlook
- Superb asset quality track record with consistently low levels of NCOs and NPAs
- Conservative and decisive credit culture, including measured risk selection, consistent underwriting, active credit oversight and deep industry experience

Consistent Tangible Book Value[1] Growth and Outperformance



207%
83%
4Q16
2Q17
4Q17
2Q18
4Q18
2Q19
4Q19
2Q20
4Q20
2Q21
4Q21
2Q22
4Q22
2Q23
4Q23
2Q24
4Q24
1Q25
BWB
Peer Bank Average[2]

Tangible Book Value Per Share[1] growth resumed in 1Q25 following a bank acquisition in 4Q24

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
[2] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 (Source: S&P Capital IQ)

9

10 History of Robust Organic Asset Growth $1,184 $4,821 $76 $245 $929 $1,260 $1,617 $1,974 $2,269 $2,927 $3,478 $4,346 $4,612 $5,066 $5,137 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 Organic Acquired Assets Proven ability to consistently generate robust organic asset growth primarily in the Twin Cities market Emphasis on commercial real estate and multifamily lending with an increased focus on affordable housing Dollars in millions Ongoing evaluation of potential M&A opportunities to complement organic growth strategy Completed the acquisition of First Minnetonka City Bank in December 2024

Deposit Market Share Momentum in the Twin Cities Continues

BRIDGEWATER BANCSHARES, INC.

Total Deposits – Minneapolis/St. Paul MSA[1]

2012

Rank	Bank	HQ	Branches	Deposits ($M)	Market Share
1	Wells Fargo & Co.	CA	100	$ 79,407	49.80%
2	U.S. Bancorp	MN	100	$ 43,088	27.02%
3	Ameriprise Financial Inc.	MN	1	$ 5,107	3.20%
4	TCF Financial Corp.	MN	102	$ 4,992	3.13%
5	Bank of Montreal	CAN	34	$ 2,760	1.73%
6	Bremer Financial Corp.	MN	30	$ 2,205	1.38%
7	Associated Banc-Corp	WI	28	$ 1,395	0.87%
8	Klein Financial Inc.	MN	18	$ 1,129	0.71%
9	Anchor Bancorp Inc.	MN	15	$ 1,126	0.71%
10	Central Bancshares Inc.	MN	16	$ 732	0.46%
17	**Bridgewater Bancshares, Inc.**	**MN**	**2**	**$ 398**	**0.25%**
	Top 10			**$ 141,941**	**89.01%**
	MSA Total			**$ 159,467**	

2024

Rank	Bank	HQ	Branches	Deposits ($M)	Market Share
1	U.S. Bancorp	MN	80	$ 111,326	44.82%
2	Wells Fargo & Co.	CA	85	$ 41,922	16.88%
3	Ameriprise Financial Inc.	MN	2	$ 21,468	8.64%
4	Old National Bancorp[2]	IN	48	$ 8,992	3.62%
5	Huntington Bancshares Inc.	OH	58	$ 6,604	2.66%
6	Bank of Montreal	CAN	30	$ 6,097	2.45%
7	Bank of America Corp.	NC	20	$ 5,957	2.40%
8	State Bancshares, Inc.	ND	7	$ 4,161	1.68%
9	**Bridgewater Bancshares, Inc.[3]**	**MN**	**9**	**$ 4,034**	**1.62%**
10	Choice Financial Holdings, Inc.	ND	4	$ 2,997	1.21%
	Top 10			**$ 213,558**	**85.98%**
	MSA Total			**$ 248,384**	

Continuing to Gain Market Share

- Top-heavy deposit market **(top 2 market share = 62%)**
- Top 2 have combined to steadily lose market share over the past decade-plus **(2012: 77% / 2024: 62%)**
- Very fragmented market after the top 2, with no other traditional bank having market share over 4%
- BWB's YoY in-market deposit growth exceeded MSA growth for the 12th consecutive year
- BWB has a local banking advantage with only 3 of the top 10 banks headquartered in MN
- Additional market disruption opportunities following Old National's recent acquisition of Bremer

Attractive Twin Cities Market Built for Business

Large Corporate Presence

#3

Fortune 500 companies per capita (17)[4]

Credit Worthy Population

#1

State with highest average credit score (742)[5]

Economic Opportunity

#5

Best state for economic opportunity[6]

Top State for Business

#6

Top state for business[7]

[1] Source: S&P Capital IQ (data as of June 30th of each year)
[2] Pro forma including the June 30, 2024 branches and deposits of Bremer Financial Corp., which was acquired on May 1, 2025
[3] Pro forma including the June 30, 2024 branches and deposits of FMCB, which was acquired on December 13, 2024
[4] Source: Minnesota Department of Employment and Economic Development (ranking among 30 largest metro areas)
[5] Source: Experian – Average FICO Score by State, 2024
[6] Source: U.S. News & World Report, 2024
[7] Source: CNBC, 2024

11

12 Our History

13 2025 Strategic Priorities Return to More Normalized Levels of Profitable Growth Continue to Gain Loan and Deposit Market Share Leverage Technology to Support Business Growth Execute on M&A Integration and Readiness Initiatives • Well positioned given efforts to optimize the balance sheet in 2024, including strong core deposit growth and reduced loan-to-deposit ratio • Leverage increased loan demand due to the more favorable interest rate environment • Continue to align loan growth with core deposit growth over time • Maintain strong credit quality through consistent underwriting standards and active credit oversight • Utilize the expanded branch footprint, including two branches acquired from FMCB and anticipated opening of a de novo branch in Lake Elmo, MN • Focus on expanding targeted verticals, including affordable housing, women business leaders, and cannabis • Leverage affordable housing expertise to grow client base across the Twin Cities and nationally • Leverage marketplace disruption in the Twin Cities to attract new clients and top talent • Implement upgraded retail and small business online banking solution • Optimize recent technology investments, including the nCino commercial loan origination system and new CRM platform, as well as new AI tools to create efficiencies and enhance the client experience • Successfully complete systems integration of FMCB • Evaluate additional M&A opportunities that support BWB’s business model and growth outlook • Leverage recent M&A experience to optimize readiness and execution of future M&A opportunities Year-to-Date Progress (1Q25) • Loan growth of 15.9% annualized • Core deposit growth1 of 8.3% annualized • Affordable housing balances up $90M • C&I growth of 25.4% annualized • Preparing for upgraded retail and small business online banking rollout later in 2025 • Preparing for FMCB systems integration in 3Q25 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000

14 Strategic Leadership Team (SLT) with Broad Skill Sets and Industry Expertise Jerry Baack Chairman and Chief Executive Officer • Former regulator and responsible for all aspects of BWB formation • Lead founder of BWB in 2005 • 35+ years of banking experience Jeff Shellberg EVP and Chief Credit Officer • Board member and oversees strong credit and underwriting culture • BWB founding member in 2005 • 40+ years of regulatory and banking experience Nick Place Chief Banking Officer • Oversees all aspects of client growth and relationship management, including lending, treasury management and deposits • Joined BWB in 2007 • 15+ years of banking experience Mary Jayne Crocker EVP and Chief Strategy Officer • Shapes long-term strategic plans and ensuring alignment with company objectives • Joined BWB in 2005 • 30+ years of financial services experience Joe Chybowski President and Chief Financial Officer • Strategic insights across all aspects of the organization, including finance, capital and liquidity management • Joined BWB in 2013 • 15+ years of banking and capital markets experience Lisa Salazar Chief Operating Officer • Oversees operations, technology and product initiatives to drive efficiencies and enhance the overall client experience • Joined BWB in 2018 • 30+ years of banking experience Approximately 20% of BWB’s common shares were owned by Board and SLT members as of March 31, 2025, demonstrating strong alignment with shareholders

15 3 Financial Highlights and Profitability

16 Financial Highlights Profitability Net Income $40.0 million $32.8 million $9.6 million Pre-Provision Net Revenue (“PPNR”) 1 $51.6 million $45.9 million $14.2 million ROAA 0.89% 0.70% 0.77% PPNR ROAA 1 1.15% 0.98% 1.13% ROATCE 1 10.53% 7.75% 9.22% Net Interest Margin (FTE) 2.42% 2.26% 2.51% Efficiency Ratio 1 53.0% 57.9% 55.5% Adjusted Efficiency Ratio 1 53.0% 57.3% 53.7% Balance Sheet Total Assets $4.6 billion $5.1 billion $5.1 billion Total Loans $3.7 billion $3.9 billion $4.0 billion Total Deposits $3.7 billion $4.1 billion $4.2 billion Loan / Deposit Ratio 100.4% 94.7% 96.6% Total Shareholders’ Equity $425.5 million $457.9 million $469.0 million Consolidated Capital Ratios Tang. Common Equity / Tang. Assets 1 7.73% 7.36% 7.48% Tier 1 Leverage Ratio 9.57% 9.44% 9.10% Common Equity Tier 1 Capital Ratio 9.16% 9.08% 9.03% Tier 1 Risk-Based Capital Ratio 10.79% 10.64% 10.55% Total Risk-Based Capital Ratio 13.97% 13.76% 13.62% Asset Quality NPAs / Assets 2 0.02% 0.01% 0.20% NPLs / Loans 0.02% 0.01% 0.26% ACL / Loans 1.36% 1.35% 1.34% NCOs / Average Loans (annualized) 0.01% 0.03% 0.00% 2023 2024 1Q25 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets

17 Positive Profitability Trends Return PPNR ROA1 $24,631 $24,996 $25,599 $26,967 $30,208 $1,550 $1,763 $1,522 $2,533 $2,079 $26,181 $26,759 $27,121 $29,500 $32,287 1Q24 2Q24 3Q24 4Q24 1Q25 $10,899 $10,900 $11,389 $12,688 $14,150 $7,831 $8,115 $8,675 $8,204 $9,633 0.95% 0.94% 0.96% 1.05% 0.98% 1.13% 1.09% 1.18% 0.69% 0.70% 0.73% 0.68% 0.77% 0.75% 0.71% 0.80% 1Q24 2Q24 3Q24 4Q24 1Q25 PPNR Net Income 1 ROA Net Interest Income Noninterest Income 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation Dollars in thousands 1Q25 noninterest income included $325K of investment advisory fees, added through the FMCB acquisition Adj. PPNR ROA1 Adj. ROA1 Pre-Provision Net Revenue (PPNR)1 Growth Strong Revenue Growth

NIM Expansion and Net Interest Income Growth

BRIDGEWATER BANCSHARES, INC.

Net Interest Income and Margin Trends



2.24%
2.24%
2.24%
2.32%
2.51%
2.18%
2.17%
2.16%
2.24%
2.37%
$24,631
$24,996
$25,599
$26,967
$30,208
$608
$767
$968
$747
$91
$965
$719
$24,023
$24,229
$24,631
$26,129
$28,524
1Q24
2Q24
3Q24
4Q24
1Q25
Purchase Accounting Accretion (PAA)
Loan Fees
Core Net Interest Income
Net Interest Margin¹
Core Net Interest Margin¹,²

Net Interest Margin Roll-forward



2.32%
(0.01)%
0.07%
0.14%
0.01%
0.00%
(0.04)%
0.02%
2.51%
Core NIM² up 13 bps
NIM (4Q24)
Loan Fees
Purchase Accounting Accretion
Deposits
Borrow-ings
Loans
Cash and Invest-ments
Other
NIM (1Q25)

1Q25 Net Interest Income / Net Interest Margin Commentary

Net Interest Income

- Net interest income growth of 12% from 4Q24, driven by NIM expansion and average earning asset growth
- Included $965K of purchase accounting accretion income
- Reduced loan fees as loan payoffs declined from recent highs

Net Interest Margin

- NIM expansion of 19 bps in 1Q25 driven by lower deposit costs and higher purchase accounting accretion
- 1Q25 NIM of 2.51% included 8 bps related to purchase accounting accretion

[1] Amounts calculated on a tax-equivalent basis using statutory federal tax rate of 21%
[2] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation
Dollars in thousands

18

Liability-Sensitive Balance Sheet

BRIDGEWATER BANCSHARES, INC.

Estimated Change in NII From Immediate Interest Rate Shocks

Liability-sensitive balance sheet well positioned for lower interest rates and a steepening yield curve

	1Q24	2Q24	3Q24	4Q24	1Q25
+200 bps	(1.5)%	(3.2)%	(4.4)%	(3.1)%	(5.3)%
+100 bps	(1.2)%	(2.1)%	(2.4)%	(1.7)%	(2.7)%
-100 bps	+2.1%	+3.3%	+3.1%	+3.1%	+4.0%
-200 bps	+4.1%	+6.3%	+6.5%	+6.7%	+8.8%

Loan Portfolio Considerations

- Loan portfolio most sensitive to changes in the 3- to 5-year portion of the yield curve
- Loan portfolio to reprice higher even in a rates-down environment given larger fixed-rate portfolio and smaller variable-rate portfolio
- $727M of fixed- and adjustable-rate loans scheduled to reprice over the next year
- Leveraged prepayment penalties on new loan originations to help maintain benefit of higher rates over time

Funding Considerations

- Deposit base is more sensitive to changing interest rates
- Strong momentum in core deposit growth since March 2023
- Continue to supplement core deposits with wholesale funding to support loan growth over time
- Brokered deposits generally include call options to protect net interest margin as interest rates decline

Funding Mix Repricing Lower Following Recent Rate Cuts

- $1.6B of funding tied to short-term rates, including $1.3B of immediately-adjustable deposits and $0.3B of derivative hedging
- $723M of other repricing opportunities, including time deposit maturities over the next 12 months and callable brokered deposits with rates over 4.50%

Data as of March 31, 2025

19

Loan Portfolio Repricing

BRIDGEWATER BANCSHARES, INC.

Loan Portfolio Mix



Adjustable, 15%
Variable, 17%
Fixed, 68%

46% of new loan originations in 1Q25 were variable-rate

Fixed-Rate Portfolio ($2.7B)

Years to Maturity



$614
22%
$405
15%
$435
16%
$370
14%
$388
14%
$507
19%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
5.61%
4.95%
5.28%
5.06%
5.77%
4.23%

- Large fixed-rate portfolio provides support to total loan yields in a rates-down environment
- $614M of fixed-rate loans maturing over the next year, with a weighted average yield of 5.61%

Variable-Rate Portfolio ($700M)

Variable-Rate Loan Floors



$10
2%
$43
8%
$145
28%
$260
49%
$70
13%
Below 4%
4%-5%
5%-6%
6%-7%
Above 7%

- Small variable-rate portfolio limits immediate repricing pressure in a rates-down environment
- 75% of variable-rate portfolio have rate floors, with 90% of the floors above 5%
- 97% of variable-rate loans are currently tied to SOFR or Prime

Adjustable-Rate Portfolio ($600M)

Adjustable-Rate Repricing/Maturity Schedule



$113
19%
$120
20%
$142
24%
$85
14%
$89
15%
$51
8%
Less Than 1 Year
1 to 2 Years
2 to 3 Years
3 to 4 Years
4 to 5 Years
5+ Years
WA Yield
4.27%
3.85%
5.24%
4.54%
5.99%
4.58%

- Adjustable-rate loans likely to reprice higher, even in a rates-down environment
- $113M of adjustable-rate loans repricing or maturing over the next year, with a weighted average yield of 4.27%

Dollars in millions

Data as of March 31, 2025

20

21 A Highly Efficient Business Model 42.0% 41.5% 53.0% 57.9% 55.5% 56.9% 56.2% 60.8% 61.6% 60.1% 2021 2022 2023 2024 1Q25 YTD BWB An Efficiency Ratio1 Consistently Below Peers 1 Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 (Source: S&P Capital IQ) What Makes BWB So Efficient? An Efficient Operating Culture With a CRE-Focused, Branch-Light Model ~2x as many assets per FTE employee compared to the peer bank median2 9 Branches (peer bank median: 36) 2 ~4x as many assets per branch compared to the peer bank median2 The higher cost of funds associated with a branch-light model is more than offset by lower overall operating expenses Total Expenses to Average Earning Assets (1Q25) 1.48% 2.71% 2.89% 2.38% 4.37% 5.09% BWB Peer Bank Average Peer Bank Median2 2 Interest Expense / Avg. Earning Assets Noninterest Expense / Avg. Earning Assets

22 4 Balance Sheet Composition and Trends

23 Improving Balance Sheet Trends Since 2023 Deposit Growth Momentum Focus on Core Deposit Growth1 Loan Growth Returns Reduced Need for Borrowings2 Loan-to-Deposit Ratio Within Target Range $3.9 $0.2 $3.4 $3.6 $3.7 $3.7 $3.8 $3.8 $3.7 $4.1 $4.2 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 $2.9 $0.2 $2.5 $2.5 $2.6 $2.5 $2.6 $2.6 $2.7 $3.1 $3.2 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 $3.8 $3.7 $3.7 $3.7 $3.7 $0.1 $3.8 $3.8 $3.7 $3.9 $4.0 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 $727 $550 $387 $413 $410 $380 $443 $453 $443 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 108.0% 104.4% 101.3%100.4%99.4% 99.8% 98.3% 94.7% 96.6% 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 Target Range 95% - 105% Total Borrowings 1 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 2 Includes Fed Funds purchased, notes payable, FHLB advances and subordinated debt Dollars in millions Deposits Acquired Deposits Core Deposits Acquired Core Deposits Gross Loans Acquired Loans

24 Strong Core Deposit Momentum Continues 1 Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000 Dollars in millions A track record of strong deposit growth… • Strong and growing brand taking market share in the Twin Cities • New client and banker acquisition opportunities due to M&A disruption • Supplemented core deposits with wholesale funding to support future loan growth • 1Q25 deposit growth of $76M, or 7.5% annualized • 1Q25 core deposit growth of $64M, or 8.3% annualized1 • Core deposit growth coming from new and existing clients • Core deposit growth not always linear due to nature of the deposit base • Loan-to-deposit ratio of 96.6%, within target range of 95% to 105% …with recent core deposit momentum 30% 26% 20% 20% 19% 18% 13% 19% 21% 20% 29% 30% 25% 10% 31% 33% 8% 8% 8% 8% 13% 23% 28% 20% 20% $2,946 $3,417 $3,710 $4,087 $4,162 2021 2022 2023 2024 1Q25 Noninterest-Bearing Transaction Interest-Bearing Transaction Savings and Money Market Time Brokered 18% 18% 19% 20% 19% 21% 20% 22% 21% 20% 26% 25% 26% 31% 33% 9% 10% 9% 26% 27% 24% 8% 8% 20% 20% $3,807 $3,808 $3,747 $4,087 $4,162 1Q24 2Q24 3Q24 4Q24 1Q25

Robust Loan Growth Trends Continue

BRIDGEWATER BANCSHARES, INC.

Strong track record of robust loan growth


12% CAGR
$2,819
$3,569
$3,724
$3,869
$4,020
2021
2022
2023
2024
1Q25

- Strong brand presence and relationships in the market allow us to get in front of high-quality clients and deals
- Operating in a competitive "sweet spot" in the Twin Cities – financing larger deals than community banks, but under the radar of the larger banks
- Emphasis on commercial real estate and multifamily lending with an increased focus on affordable housing
- M&A-related market disruption resulted in client and banker acquisition opportunities
- Expansion of talented lending and treasury management teams

After moderating through much of 2024 due to the higher interest rate environment, organic loan growth returned in 4Q24


6% YoY Growth
$3,784
$3,800
$3,686
$3,869
$117
$3,752
$4,020
1Q24
2Q24
3Q24
4Q24
1Q25
Gross Loans
Acquired Gross Loans

- **1Q25 loan balances increased 15.9% annualized**
- Near-term loan growth dependent on a variety of factors, including:
  - **Market and economic conditions** – economic uncertainty related to tariffs and the interest rate environment
  - **Loan demand** – recent strength in loan demand and pipelines to support near-term growth, but economic uncertainty could impact demand going forward
  - **Loan payoffs and paydowns** – pace of loan payoffs will continue to impact loan growth
  - **Core deposit[1] growth** – recent core deposit momentum provides additional liquidity for more offensive-minded loan growth

[1] Core deposits are defined as total deposits less brokered deposits and certificates of deposit greater than $250,000
Dollars in millions

25

26 Well-Diversified Loan Portfolio With Multifamily and CRE Expertise CRE NOO 26% Multifamily 38% C&D 4% C&I 13% CRE OO 5% 1-4 Family 12% Leases 1% Consumer & Other 1% CRE NOO 27% Multifamily 21% C&D 15% C&I 13% CRE OO 6% 1-4 Family 18% Consumer & Other 0% $0.8B Evolution of Loan Mix by Type 2015 1Q25 Intentional mix shift toward Multifamily has aligned with the build-out of talent and expertise in the segment, and continued strong performance CRE Concentrations Have Trended Lower Multifamily / Bank Risk-Based Capital CRE (ex. Multifamily) / Bank Risk-Based Capital $4.0B 354% 333% 318% 304% 313% 266% 264% 258% 232% 213% 209% 180% 164% 185% 177% 204% 190% 219% 257% 250% 249% 261% 534% 497% 503% 480% 517% 456% 483% 515% 482% 462% 470% 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25

27 5 Asset Quality

A Strong Credit Culture

BRIDGEWATER BANCSHARES, INC.

Consistent Underwriting Standards

- Growth continues to primarily be in-market with nearly 80% of real estate loan balances in the Twin Cities market
- No significant changes in portfolio composition – continued focus on multifamily expertise

Active Credit Oversight

- No individual credit authority for lending staff
- Enhanced credit concentration monitoring
- Proactively addressing repricing risk to identify potential cash flow strain well ahead of maturity

Experienced Banking and Credit Teams

- Seasoned credit team supporting loan growth and credit risk review
- Solid lender and credit analyst expertise across segments, geographies and relationships

5-Year Peak Annual Net Charge-off Ratio vs. Peers

BWB	Peer Bank Median[1]
0.03%	0.14%

Asset Quality Consistently Outperforms Peers

5-Year Peak Quarterly Nonperforming Assets[2] / Assets vs. Peers

BWB	Peer Bank Median[1]
0.20%	0.68%

[1] Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 (Source: S&P Capital IQ)
[2] Nonaccrual loans, loans 90 days past due and foreclosed assets
Data as of March 31, 2025

28

29 CRE Concentration Driven by a Proven, Lower Risk Multifamily Portfolio Class A 28% Class B 10% Class C 34% Affordable Housing 28% (0.20)% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% Multi-family CRE 1-4 Family C&I C&D Consumer (ex. cards & auto) Total Loans Last 5 Years Last 10 Years Last 15 Years Last 20 Years Last 25 Years 1Q25 261% of Bank RBC Multifamily Traditional CRE3 209% of Bank RBC 470% of Bank RBC Multifamily Makes Up Over Half of CRE Concentration Multifamily Lending Approach Multifamily Portfolio Characteristics Drive Track Record of Strong Asset Quality (as of 1Q25) WA LTV Avg. Loan Size Avg. Debt/Unit NCOs (since 2005) 68% $3.4M $83K $62K 1 Includes formally subsidized properties (21%) and market rate properties with affordable set-asides (7%) 2 FDIC (data through 1Q25) 3 Includes nonowner-occupied CRE, construction and land development, and 1-4 family construction • Bank of choice in the Twin Cities with expertise and differentiated service model • Greater tenant diversification compared to other asset classes • Positive market trends with reduced vacancy rates, strong absorption, and slower construction = favorable outlook for occupancy and rent growth • Market catalysts include relative affordability, steady population growth, low unemployment, strong wages, and shortage of single-family housing Low Historical Losses vs. Other Asset Classes Average Historical Net Charge-Off Rates (all FDIC-insured banks)2 Portfolio Balance 12 Mo. Maturities (fixed) $1.5B $245M Increased Focus on Affordable Housing Product Type Well-Diversified by Size 5-19 Units 10% 20-49 Units 25% 50-99 Units 30% 100+ Units 35% Size 1 Properties Primarily Located In-Market Minnesota 89% National 11% Location

30 Managing Office-Related Risk 1 Excludes medical office of $96 million Data as of March 31, 2025 Percent of Total Loans Average Loan Size 5.0% $2.3M Weighted Average LTV 58% CRE NOO Office by Geography • Majority of CRE NOO office exposure in the Twin Cities suburbs • Only 4 loans totaling $28M located in Minnesota CBDs, with one moved to nonaccrual in 1Q25 • Only 4 loans totaling $22M outside of Minnesota (non-CBD), consisting of projects for existing local clients Well-Managed CRE NOO Office Exposure1 Twin Cities Suburban 55% Minneapolis-St. Paul (CBD) 14% Minneapolis-St. Paul (non-CBD) 20% Out-of-State (non-CBD) 11% $201M

31 Asset Quality Remains Strong 1 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 (Source: S&P Capital IQ) 2 Nonaccrual loans plus loans 90 days past due and still accruing and foreclosed assets Dollars in thousands $(3) $(2) $931 $305 $11 0.00% 0.00% 0.10% 0.03% 0.00% 1Q24 2Q24 3Q24 4Q24 1Q25 Net Charge-Offs Low net charge-off history Net Charge-offs (recoveries) % of Average Loans (annualized) $51,347 $51,949 $51,018 $52,277 $53,766 1.36% 1.37% 1.38% 1.35% 1.34% 1Q24 2Q24 3Q24 4Q24 1Q25 Allowance for Credit Losses Well-reserved compared to peer median ACL/Loans of 1.17%1 Allowance for Credit Losses % of Gross Loans $269 $678 $8,812 $301 $10,290 0.01% 0.01% 0.19% 0.01% 0.20% 1Q24 2Q24 3Q24 4Q24 1Q25 Nonperforming Assets2 NPAs remain low despite one CBD office loan moving to nonaccrual in 1Q25 NPAs % of Assets

Watch/Special Mention and Substandard Loans Remain at Low Levels Multifamily 59.4% CRE NOO Retail 16.5% CRE NOO Other 4.7% CRE OO 12.1% C&I 5.2% 1-4 Family 2.1% $38 Million Watch/Special Mention List Loans Substandard Loans C&I 40.3% CRE NOO Office 27.4% CRE NOO Hotels 9.3% CRE NOO Retail 6.4% CRE NOO Other 6.8% Multifamily 3.3% CRE OO 3.0% 1-4 Family 3.3% Other 0.2% $32 Million Watch/Special Mention Characteristics Loan Balances Outstanding $38,346 % of Total Loans, Gross 1.0% Number of Loans 20 Average Loan Size $1,917 % of Bank Risk-Based Capital 6.53% Substandard Characteristics Loan Balances Outstanding $31,587 % of Total Loans, Gross 0.8% Number of Loans 31 Average Loan Size $1,019 % of Bank Risk-Based Capital 5.38% $21,624 $30,436 $31,991 $46,581 $38,346 1Q24 2Q24 3Q24 4Q24 1Q25 $33,829 $33,908 $31,637 $21,791 $31,587 1Q24 2Q24 3Q24 4Q24 1Q25 Dollars in thousands Data as of March 31, 2025 32

33 6 Capital and Liquidity

Capital Resources to Support Growth

BRIDGEWATER BANCSHARES, INC.

Tangible Common Equity Ratio[1]


8.60%
7.87%
7.57%
7.48%
7.23%
7.39%
7.61%
7.73%
7.72%
7.90%
8.17%
7.36%
7.48%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25

Tier 1 Leverage Ratio


10.78%
10.33%
9.98%
9.55%
9.41%
9.47%
9.62%
9.57%
9.66%
9.66%
9.75%
9.45%
9.10%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25

Common Equity Tier 1 Capital Ratio


9.13%
8.50%
8.47%
8.40%
8.48%
8.72%
9.07%
9.16%
9.21%
9.41%
9.79%
9.08%
9.03%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25

Total Risk-Based Capital Ratio


15.02%
13.98%
13.78%
13.15%
13.25%
13.50%
13.88%
13.97%
14.00%
14.16%
14.62%
13.76%
13.62%
1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25

[1] Represents a Non-GAAP financial measure. See Appendix for Non-GAAP reconciliation

34

35 Pro Forma Capital Ratios 1 For illustrative purposes, assumes the completion of a $75 million subordinated debt offering with a 1.25% placement fee and $300 thousand of fixed offering costs and the redemption of $50 million of subordinated notes due 2030, in each case as of March 31, 2025; assumes 100% of the net proceeds are to be held at the holding company level Dollars in thousands Pro Forma1 for As Reported $75M Sub Debt + 3/31/2025 Redeem $50M Sub Debt Cash & Securities $934,970 $958,733 Net Loans 3,959,092 3,959,092 Intangible Assets 19,602 19,602 Other Assets 223,144 223,144 Total Assets $5,136,808 $5,160,571 Deposits $4,162,457 $4,162,457 FHLB Borrowings 349,500 349,500 Notes Payable 13,750 13,750 Subordinated Debt, Net 79,766 103,529 Other Liabilities 62,360 62,360 Total Liabilities $4,667,833 $4,691,596 Preferred Equity 66,514 66,514 Common Equity 402,461 402,461 Total Equity $468,975 $468,975 Total Liabilities & Equity $5,136,808 $5,160,571 Consolidated Capital Ratios TCE / TA 7.48% 7.45% Tier 1 Leverage Ratio 9.10% 9.06% CET1 Ratio 9.03% 9.02% Tier 1 Risk-Based Capital Ratio 10.55% 10.54% Total Risk-Based Capital Ratio 13.62% 14.18% CRE / Bank Risk-Based Capital 470% 470% C&D / Bank Risk-Based Capital 29% 29%

Double Leverage and Debt Service Coverage

Bridgewater Bancshares, Inc.

Historic and Pro Forma Double Leverage	As Reported 2023	As Reported 2024	As Reported Q1 2025	Pro Forma Q1 2025 [1] $75M Sub Debt + Call $50M Sub Debt
Equity Investment in Subsidiaries	$488,355	$524,886	$538,698	$538,698
Consolidated Equity	$425,515	$457,935	$468,975	$468,975
Double Leverage Ratio	**114.8%**	**114.6%**	**114.9%**	**114.9%**

Historic and Pro Forma Debt Service Coverage	As Reported 2023	As Reported 2024	As Reported Q1 2025	Pro Forma Q1 2025 [1] $75M Sub Debt + Call $50M Sub Debt
Total Deposit Interest	96,045	128,805	32,103	32,103
Sub Debt Interest - $50M (Issued 2020)	2,869	2,869	708	–
Sub Debt Interest - $30M (Issued 2021)	1,114	1,114	275	275
Sub Debt Interest - $75M (Proposed Offering) [2]	–	–	–	1,515
Other Borrowing Interest	17,153	10,917	2,414	2,414
Total Interest Expense	117,181	143,705	35,500	36,307
Preferred Dividend (Pre-Tax) - $50M (Issued 2021)	4,054	4,054	1,013	1,013
Total Pre-Tax Debt Service	121,235	147,759	36,513	37,320
Pre-Tax Income, GAAP	52,522	42,736	12,651	11,844
Debt Service Coverage (including deposit expense)	**1.4x**	**1.3x**	**1.3x**	**1.3x**
Debt Service Coverage (excluding deposit expense)	**3.1x**	**3.3x**	**3.9x**	**3.3x**

[1] For illustrative purposes, assumes the completion of a $75 million subordinated debt offering with a 1.25% placement fee and $300 thousand of fixed offering costs and the redemption of $50 million of subordinated notes due 2030, in each case as of March 31, 2025; assumes 100% of the net proceeds are to be held at the holding company level
[2] Illustrative subordinated debt coupon of 7.75%
Dollars in thousands

36

12.1% 11.3% 14.5% 13.2% 11.9% 35.5% 36.1% 34.2% 32.2% 34.0% $2,249 $2,222 $2,290 $2,296 $2,357 1Q24 2Q24 3Q24 4Q24 1Q25 37 Ample Liquidity and Borrowing Capacity 1 Excludes $291M of pledged securities at March 31, 2025 Dollars in millions Off-Balance Sheet Liquidity as a % of Assets On-Balance Sheet Liquidity as a % of Assets Liquidity Position with 2.0x Coverage of Uninsured Deposits Significantly Enhanced Liquidity Position Since 2022 Funding Source 12/31/2022 3/31/2025 Change Cash and Cash Equivalents $ 48 $ 135 $ 87 Unpledged Securities1 549 474 (75) FHLB Capacity 391 538 147 FRB Discount Window 158 990 832 Unsecured Lines of Credit 208 200 (8) Secured Line of Credit 26 20 (6) Total $ 1,380 $ 2,357 $ 977 Available Balance

38 High Quality Securities Portfolio 38% 34% 31% 32% 33% 21% 22% 17% 16% 15% 21% 23% 21% 17% 17% 16% 20% 22% 23% 21% 15% $633 13% 12% $601 $665 $768 $765 1Q24 2Q24 3Q24 4Q24 1Q25 Mortgage-Backed Securities Municipal Bonds U.S. Treasuries Corporate Securities Securities Available for Sale Portfolio (dollars in millions) AAA 43% AA 30% A 2% BBB 10% BB 1% NR 14% Rating Mix (1Q25) Derivatives Portfolio Offsetting AOCI Impact (dollars in thousands) $(44,370) $(37,806) $27,201 $19,389 $(15,716) $(11,359) 1Q24 1Q25 MTM Securities MTM Derivatives Net Impact on AOCI1 • No held-to-maturity securities • Securities portfolio average duration of 6.2 years • Average securities portfolio yield of 4.79% • AOCI / Total Risk-Based Capital of 1.9% vs. peer bank median of 5.6%2 1 Includes the tax-effected impact of $6,338 in 1Q24 and $4,581 in 1Q25 2 Includes publicly-traded banks on major exchanges with total assets between $3 billion and $10 billion as of March 31, 2025 (Source: S&P Capital IQ) Other

39 7 Appendix

Reconciliation of Non-GAAP Financial Measures

Bridgewater Bancshares, Inc.

	As of and for the quarter ended,					As of and for the year ended,	
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	December 31, 2023	December 31, 2024
Return on Average Tangible Common Equity							
Net Income Available to Common Shareholders	$ 6,818	$ 7,101	$ 7,662	$ 7,190	$ 8,620	$ 35,906	$ 28,771
Average Shareholders' Equity	$ 428,248	$ 435,585	$ 443,077	$ 455,949	$ 465,408	$ 410,478	$ 440,763
Less: Average Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Average Common Equity	361,734	369,071	376,563	389,435	398,894	343,964	374,249
Less: Effects of Average Intangible Assets	(2,811)	(2,802)	(2,794)	(4,412)	(19,738)	(2,847)	(3,207)
Average Tangible Common Equity	$ 358,923	$ 366,269	$ 373,769	$ 385,023	$ 379,156	$ 341,117	$ 371,042
Return on Average Tangible Common Equity	7.64%	7.80%	8.16%	7.43%	9.22%	10.53%	7.75%
Equity							
Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses	$ 6,818	$ 7,101	$ 7,833	$ 7,571	$ 9,050		
Average Tangible Common Equity	$ 358,923	$ 366,269	$ 373,769	$ 385,023	$ 379,156		
Adjusted Return on Average Tangible Common Equity	7.64%	7.80%	8.34%	7.82%	9.68%		
Adjusted Diluted Earnings Per Common Share							
Net Income Available to Common Shareholders	$ 6,818	$ 7,101	$ 7,662	$ 7,190	$ 8,620		
Add: Merger-related Expenses	-	-	224	488	565		
Less: Tax Impact	-	-	(53)	(107)	(135)		
Net Income Available to Common Shareholders, Excluding Impact of Merger-related Expenses	$ 6,818	$ 7,101	$ 7,833	$ 7,571	$ 9,050		
Diluted Weighted Average Shares Outstanding	28,089,805	27,748,184	27,904,910	28,055,532	28,036,506		
Adjusted Diluted Earnings Per Common Share	$ 0.24	$ 0.26	$ 0.28	$ 0.27	$ 0.32		

Dollars in thousands

40

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

	As of and for the quarter ended,					As of and for the year ended,	
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025	December 31, 2023	December 31, 2024
Pre-Provision Net Revenue:							
Noninterest Income	$ 1,550	$ 1,763	$ 1,522	$ 2,533	$ 2,079	$ 6,493	$ 7,368
Less: (Gain) Loss on Sales of Securities	(93)	(320)	28	-	(1)	33	(385)
Less: FHLB Advance Prepayment Income	-	-	-	-	-	(792)	-
Total Operating Noninterest Income	1,457	1,443	1,550	2,533	2,078	5,734	6,983
Plus: Net Interest Income	24,631	24,996	25,599	26,967	30,208	105,174	102,193
Net Operating Revenue	$ 26,088	$ 26,439	$ 27,149	$ 29,500	$ 32,286	$ 110,908	$ 109,176
Noninterest Expense	15,189	15,539	15,760	$ 16,812	$ 18,136	59,320	63,300
Total Operating Noninterest Expense	$ 15,189	$ 15,539	$ 15,760	$ 16,812	$ 18,136	$ 59,320	$ 63,300
Pre-provision Net Revenue	$ 10,899	$ 10,900	$ 11,389	$ 12,688	$ 14,150	$ 51,588	$ 45,876
Plus: Non-Operating Revenue Adjustments	93	320	(28)	-	1	759	385
Less: Provision (Recovery of) for Credit Losses	750	600	-	2,175	1,500	(175)	3,525
Less: Provision for Income Taxes	2,411	2,505	2,686	2,309	3,018	12,562	9,911
Net Income	$ 7,831	$ 8,115	$ 8,675	$ 8,204	$ 9,633	$ 39,960	$ 32,825
Average Assets	$ 4,592,838	$ 4,646,517	$ 4,709,804	$ 4,788,036	$ 5,071,446	$ 4,490,804	$ 4,683,144
Pre-Provision Net Revenue Return on Average Assets	0.95%	0.94%	0.96%	1.05%	1.13%	1.15%	0.98%
Adjusted Pre-Provision Net Revenue:							
Net Operating Revenue	$ 26,088	$ 26,439	$ 27,149	$ 29,500	$ 32,286		
Noninterest Expense	$ 15,189	$ 15,539	$ 15,760	$ 16,812	$ 18,136		
Less: Merger-related Expenses	-	-	(224)	(488)	(565)		
Adjusted Total Operating Noninterest Expense	$ 15,189	$ 15,539	$ 15,536	$ 16,324	$ 17,571		
Adjusted Pre-Provision Net Revenue	$ 10,899	$ 10,900	$ 11,613	$ 13,176	$ 14,715		
Adjusted Pre-Provision Net Revenue Return on Average Assets	0.95%	0.94%	0.98%	1.09%	1.18%		

Dollars in thousands

41

Reconciliation of Non-GAAP Financial Measures

Bridgewater Bancshares, Inc.

	As of and for the quarter ended,				
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Efficiency Ratio:					
Noninterest Expense	$ 15,189	$ 15,539	$ 15,760	$ 16,812	$ 18,136
Less: Amortization Intangible Assets	(9)	(8)	(9)	(52)	(230)
Adjusted Noninterest Expense	$ 15,180	$ 15,531	$ 15,751	$ 16,760	$ 17,906
Net Interest Income	$ 24,631	$ 24,996	$ 25,599	$ 26,967	$ 30,208
Noninterest Income	1,550	1,763	1,522	2,533	2,079
Less: (Gain) Loss on Sales of Securities	(93)	(320)	28	-	(1)
Adjusted Operating Revenue	$ 26,088	$ 26,439	$ 27,149	$ 29,500	$ 32,286
Efficiency Ratio	58.2%	58.7%	58.0%	56.8%	55.5%
Adjusted Efficiency Ratio:					
Noninterest Expense	$ 15,189	$ 15,539	$ 15,760	$ 16,812	$ 18,136
Less: Amortization Intangible Assets	(9)	(8)	(9)	(52)	(230)
Less: Merger-related Expenses	-	-	(224)	(488)	(565)
Adjusted Noninterest Expense	$ 15,180	$ 15,531	$ 15,527	$ 16,272	$ 17,341
Net Interest Income	$ 24,631	$ 24,996	$ 25,599	$ 26,967	$ 30,208
Noninterest Income	1,550	1,763	1,522	2,533	2,079
Less: (Gain) Loss on Sales of Securities	(93)	(320)	28	-	(1)
Adjusted Operating Revenue	$ 26,088	$ 26,439	$ 27,149	$ 29,500	$ 32,286
Efficiency Ratio	58.2%	58.7%	57.2%	55.2%	53.7%
Adjusted Noninterest Expense to Average Assets:					
Noninterest Expense	$ 15,189	$ 15,539	$ 15,760	$ 16,812	$ 18,136
Less: Merger-related Expenses	-	-	(224)	(488)	(565)
Adjusted Noninterest Expense	$ 15,189	$ 15,539	$ 15,536	$ 16,324	$ 17,571
Average Assets	$ 4,592,838	$ 4,646,517	$ 4,703,804	$ 4,788,036	$ 5,071,446
Adjusted Noninterest Expense to Average Assets	1.33%	1.35%	1.31%	1.36%	1.41%

	As of and for the year ended,			
	December 31, 2021	December 31, 2022	December 31, 2023	December 31, 2024
Efficiency Ratio:				
Noninterest Expense	$ 48,095	$ 56,620	$ 59,320	$ 63,300
Less: Amortization Intangible Assets	(191)	(191)	(100)	(78)
Adjusted Noninterest Expense	$ 47,904	$ 56,429	$ 59,220	$ 63,222
Net Interest Income	$ 109,509	$ 129,698	$ 105,174	$ 102,193
Noninterest Income	5,309	6,332	6,493	7,368
Less: (Gain) Loss on Sales of Securities	(750)	(82)	33	(385)
Adjusted Operating Revenue	$ 114,068	$ 135,948	$ 111,700	$ 109,176
Efficiency Ratio	42.0%	41.5%	53.0%	57.9%

	As of and for the quarter ended,				
	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
Adjusted Return on Average Assets					
Net Income	$ 7,831	$ 8,115	$ 8,675	$ 8,204	$ 9,633
Add: Merger-related Expenses	-	-	224	488	565
Less: Tax Impact	-	-	(53)	(107)	(135)
Net Income, Excluding Impact of Merger-related Expenses	$ 7,831	$ 8,115	$ 8,846	$ 8,585	$ 10,063
Average Assets	$ 4,592,838	$ 4,646,517	$ 4,703,804	$ 4,788,036	$ 5,071,446
Adjusted Return on Average Assets	0.69%	0.70%	0.75%	0.71%	0.80%
Tangible Common Equity / Tangible Assets					
Total Shareholders' Equity	$ 433,611	$ 439,241	$ 452,200	$ 457,935	$ 468,975
Less: Preferred Stock	(66,514)	(66,514)	(66,514)	(66,514)	(66,514)
Total Common Shareholders' Equity	367,097	372,727	385,686	391,421	402,461
Less: Intangible Assets	(2,806)	(2,797)	(2,789)	(19,832)	(19,602)
Tangible Common Equity	$ 364,291	$ 369,930	$ 382,897	$ 371,589	$ 382,859
Total Assets	$ 4,723,109	$ 4,687,035	$ 4,691,517	$ 5,066,242	$ 5,136,808
Less: Intangible Assets	(2,806)	(2,797)	(2,789)	(19,832)	(19,602)
Tangible Assets	$ 4,720,303	$ 4,684,238	$ 4,688,728	$ 5,046,410	$ 5,117,206
Tangible Common Equity / Tangible Assets	7.72%	7.90%	8.17%	7.36%	7.48%
Core Loan Yield					
Loan Interest Income (Tax-Equivalent Basis)	$ 49,858	$ 51,592	$ 52,118	$ 52,078	$ 53,979
Less:					
Loan Fees	(608)	(767)	(968)	(747)	(719)
Loan Accretion	-	-	-	-	(342)
Core Loan Interest Income	$ 49,250	$ 50,825	$ 51,150	$ 51,331	$ 52,918
Average Loans	$ 3,729,355	$ 3,771,768	$ 3,721,654	$ 3,730,532	$ 3,899,258
Core Loan Yield	5.31%	5.42%	5.47%	5.47%	5.50%
Core Net Interest Margin					
Net Interest Income (Tax-equivalent Basis)	$ 24,992	$ 25,288	$ 25,905	$ 27,254	$ 30,464
Less:					
Loan Fees	(608)	(767)	(968)	(747)	(719)
Purchase Accounting Accretion:					
Loan Accretion	-	-	-	-	(342)
Bond Accretion	-	-	-	(91)	(578)
Bank-Owned CDs	-	-	-	-	(7)
Deposit CDs	-	-	-	-	(38)
Total Purchase Accounting Accretion	-	-	-	(91)	(965)
Core Net Interest Income (Tax-equivalent Basis)	$ 24,384	$ 24,521	$ 24,937	$ 26,416	$ 28,780
Average Interest Earning Assets	$ 4,492,756	$ 4,545,920	$ 4,595,521	$ 4,682,841	$ 4,928,283
Core Net Interest Margin	2.18%	2.17%	2.16%	2.24%	2.37%

Dollars in thousands

42

Reconciliation of Non-GAAP Financial Measures

BRIDGEWATER BANCSHARES, INC.

Tangible Book Value Per Share	December 31, 2016	March 31, 2017	June 30, 2017	September 30, 2017	December 31, 2017	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019
	As of and for the quarter ended,									
Book Value Per Common Share	$ 4.69	$ 4.91	$ 5.23	$ 5.43	$ 5.56	$ 6.62	$ 6.85	$ 7.01	$ 7.34	$ 7.70
Less: Effects of Intangible Assets	(0.16)	(0.16)	(0.16)	(0.16)	(0.16)	(0.13)	(0.12)	(0.12)	(0.12)	(0.12)
Tangible Book Value Per Common Share	$ 4.53	$ 4.75	$ 5.07	$ 5.27	$ 5.40	$ 6.49	$ 6.73	$ 6.89	$ 7.22	$ 7.58
Total Common Shares	24,589,861	24,589,861	24,589,861	24,629,861	24,679,861	30,059,374	30,059,374	30,059,374	30,097,274	30,097,674

Tangible Book Value Per Share	June 30, 2019	September 30, 2019	December 31, 2019	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020	March 31, 2021	June 30, 2021	September 30, 2021
	As of and for the quarter ended,									
Book Value Per Common Share	$ 7.90	$ 8.20	$ 8.45	$ 8.61	$ 8.92	$ 9.25	$ 9.43	$ 9.92	$ 10.33	$ 10.73
Less: Effects of Intangible Assets	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.12)	(0.11)
Tangible Book Value Per Common Share	$ 7.78	$ 8.08	$ 8.33	$ 8.49	$ 8.80	$ 9.13	$ 9.31	$ 9.80	$ 10.21	$ 10.62
Total Common Shares	28,986,729	28,781,162	28,973,572	28,807,375	28,837,560	28,710,775	28,143,493	28,132,929	28,162,777	28,066,822

Tangible Book Value Per Share	December 31, 2021	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	March 31, 2024
	As of and for the quarter ended,									
Book Value Per Common Share	$ 11.09	$ 11.12	$ 11.14	$ 11.44	$ 11.80	$ 12.05	$ 12.25	$ 12.47	$ 12.94	$ 13.30
Less: Effects of Intangible Assets	(0.11)	(0.11)	(0.11)	(0.11)	(0.11)	(0.10)	(0.10)	(0.10)	(0.10)	(0.10)
Tangible Book Value Per Common Share	$ 10.98	$ 11.01	$ 11.03	$ 11.33	$ 11.69	$ 11.95	$ 12.15	$ 12.37	$ 12.84	$ 13.20
Total Common Shares	28,206,566	28,150,389	27,677,372	27,587,978	27,751,950	27,845,244	27,973,995	28,015,505	27,748,965	27,589,827

Tangible Book Value Per Share	June 30, 2024	September 30, 2024	December 31, 2024	March 31, 2025
	As of and for the quarter ended,			
Book Value Per Common Share	$ 13.63	$ 14.06	$ 14.21	$ 14.60
Less: Effects of Intangible Assets	(0.10)	(0.10)	(0.72)	(0.71)
Tangible Book Value Per Common Share	$ 13.53	$ 13.96	$ 13.49	$ 13.89
Total Common Shares	27,348,049	27,425,690	27,552,449	27,560,150

43